                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                       AMENDMENT TO APPLICATION OR REPORT

                 Filed pursuant to Section 12, 13, and 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                          ENTOURAGE INTERNATIONAL, INC.

                                 AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated January 31, 1997,as set forth in the pages attached hereto:

                   Item 7. Financial Statements and Exhibits

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 Entourage International, Inc.

Date: April 16, 1997                         By: /s/ JOHN C. RIEMANN
                                                 ---------------------
                                                 John C. Riemann
                                                 President

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (A) Financial Statements of Business Acquired:

         1. Audited Balance Sheet of Biogime Franchise Services, Inc. for the physical year ended April 30, 1996

         2. Audited Statement of Income of Biogime Franchise Services, Inc. as of April 1996 and April 1995

         3. Unaudited Balance Sheet of Biogime Franchise Services, Inc. as of November 30, 1996

         4. Unaudited Statement of Income of Biogime Franchise Services, Inc. for the seven months ended November 1996 and November 1995

      (B) Pro Forma Financial Information:

          Entourage International, Inc. and Biogime Franchise Services, Inc. Unaudited Pro Forma Consolidated Financial Information

          1. Unaudited Pro Forma Consolidated Statement of Income of Entourage International, Inc. and Biogime Franchise
             Services, Inc. as of September 30, 1996

          2. Unaudited Pro Forma Statement of Income of Biogime Franchise Services, Inc. detailing Media related Sales and Expense not included in the merger as of September 30, 1996

          3. Unaudited Pro Forma Consolidated Balance Sheet of Entourage International, Inc. and Biogime Franchise Services, Inc. as of November 30, 1996

          4. Unaudited Pro Forma Balance Sheet of Biogime Franchise Services, Inc. detailing Assets and Liabilities, as of November 30, 1996, not included in merger

          5. Unaudited Pro Forma Statement of Income of Biogime Franchise Services, Inc. detailing Media related Sales and Expenses, as of November 30, 1996, not included in merger

          6. Unaudited Pro Forma Consolidate Statement of Income of Entourage International, Inc. and Biogime Franchise
             Services, Inc. as of November 30, 1996

                        Biogime Franchise Services, Inc.
                                  Balance Sheet
                                      as of
                                 April 30, 1996


                       Assets
CASH & CASH EQUIVALENTS

   Cash                                           $  6,051

   Accounts Receivable                              85,799
   Accounts Receivable EII                         142,010
                                                  --------
                      Total A/R                    227,809
                                                  --------

   Loan to Officers                                 54,253
   Inventory                                             -

   Prepaids                                          3,137
                                                  --------
                  Total Other Assets                 3,137
                                                  --------

                                                  --------
TOTAL CURRENT ASSETS                               291,250
                                                  --------

PROPERTY, PLANT & EQUIPMENT

   Depreciable Assets                               28,875
   Accumulated Depreciation                         (3,706)
                                                  --------
                      Net PP&E                      25,169
                                                  --------

OTHER NON-CURRENT ASSETS

   Organization Costs Net of Amort.                 28,719

              Total Non-Current Assets              53,888
                                                  --------
TOTAL ASSETS                                      $345,138
                                                  ========

                     Liabilities

ACCOUNTS PAYABLE - TRADE

   Accounts Payable                                 92,785

NOTES PAYABLE - CURRENT

   Note Payable to Related Parties                 159,744
   Note Payable to Officer                           9,000
                                                  --------
                  Total N/P Current                168,744
                                                  --------

  Lease Payable                                     23,373
                                                  --------

                                                  --------
TOTAL LIABILITIES                                  284,902
                                                  --------

STOCKHOLDER'S EQUITY

   Paid in Capital                                  10,000
   Retained Earnings                                50,236
                                                  --------
                                                    60,236
                                                  --------

TOTAL LIABILITIES & EQUITY                        $345,138
                                                  ========

                        Biogime Franchise Services, Inc.
                           Income Statement Comparison
                                      as of
                                 April 30, 1996

                                              April-96       April-95
                                            -----------     ----------
                  Income

Sales                                       $   577,556     $  765,805
Other Income                                      7,721          1,602
                                            -----------     ----------
                Total Sales                     585,277        767,407
                                            -----------     ----------

Cost of Sales                                   237,934        389,782
                                            -----------     ----------

Gross Margin                                    347,343        377,625
                                            -----------     ----------

                 Expenses

Selling Expenses                                105,425        122,813
Administrative Expenses                         206,142        135,005
General Expenses                                 40,892         23,614
                                            -----------     ----------
  Total Sales, Admin. & General Expenses        352,459        281,432
                                            -----------     ----------

Interest                                          6,796          1,145
Depreciation                                      2,798            908
Amortization                                      9,736          9,736
                                            -----------     ----------
   Total Interest, Dep. & Amortization           19,330         11,789
                                            -----------     ----------

                                            -----------     ----------
              Total Expenses                    371,789        293,221
                                            -----------     ----------

                                            -----------     ----------
          Net Income Before Taxes               (24,446)        84,404
                                            -----------     ----------

Taxes                                                 -          8,923
                                            -----------     ----------
             Net Income (Loss)                  (24,446)(a)     75,481 (a)
                                            ===========     ==========


(a) Includes prior BFS operations not included in merger.

                       Biogime Franchise Services, Inc.
                                 Balance Sheet
                                     as of
                               November 30, 1996

                       Assets
CASH & CASH EQUIVALENTS

   Cash                                       $     903

   Accounts Receivable                          166,603
   Accounts Receivable EII                      225,153
                                              ---------
                      Total A/R                 391,756
                                              ---------

   Loan to Officers                              95,843

   Inventory                                          -
   Prepaids                                           -
                                              ---------
                 Total Other Assets                   -
                                              ---------

                                              ---------
TOTAL CURRENT ASSETS                            488,502
                                              ---------

PROPERTY, PLANT & EQUIPMENT

   Depreciable Assets                            18,887
   Accumulated Depreciation                      (3,706)
                                              ---------
                      Net PP&E                   15,181
                                              ---------

OTHER NON-CURRENT ASSETS

   Organization Costs Net of Amort.                   -
   Deposits                                       2,692
                                              ---------
                 Total Other Assets               2,692
                                              ---------

                                              ---------
              Total Non-Current Assets           17,873
                                              ---------

TOTAL ASSETS                                  $ 506,375
                                              =========

                     Liabilities

ACCOUNTS PAYABLE - TRADE

   Accounts Payable                             149,121

NOTES PAYABLE - CURRENT

   Note Payable to Related Parties              159,744
   Notes Payable                                 73,250
   Note Payable to Officer                       12,500
                                              ---------
                  Total N/P Current             245,494

                                              ---------

   Note Payable LT                               27,500
  Lease Payable                                   5,700
                                              ---------
TOTAL LIABILITIES
                                              ---------
                                                427,815
                                              ---------
STOCKHOLDER'S EQUITY

   Paid in Capital                               10,000
   Retained Earnings                             68,560
                                              ---------
                                                 78,560
                                              ---------
TOTAL LIABILITIES & EQUITY                    $ 506,375 (a)
                                              =========

(a) Includes prior BFS operations not included in merger.

                        Biogime Franchise Services, Inc.
                           Income Statement Comparison
                           for the Seven Months Ending
                                November 30, 1996

                                            Nov-96                Nov-95

                                         --------------      ----------------
SALES

   Media                                    $1,140,429        $        76,615
   Product                                     236,022                276,384
   Freight Income                                8,088                 10,316
                                         --------------      ----------------
                TOTAL SALES                  1,384,539                363,315
                                         --------------      ----------------

COST OF MATERIALS

   Media Costs                               1,002,065                      -
   Product Costs                               141,493                152,245
                                         --------------      ----------------
               COST OF SALES                 1,143,558                152,245
                                         --------------      ----------------

GROSS MARGIN                                   240,981                211,070
                                         --------------      ----------------

PERSONNEL COSTS

   Compensation                                 76,663                 45,387
   Insurance                                     2,587                  6,241
   Taxes                                         5,596                 18,169
                                         --------------      ----------------
           TOTAL PERSONNEL COSTS                84,846                 69,797
                                         --------------      ----------------

EXPENSES

   Accounting                                      500                    854
   Advertising                                                          2,774
   Automobile                                   26,777                 32,566
   Bad Debt                                        349
   Bank Charges                                  1,016                    651
   Dues, Subscriptions & Fees                      207
   Entertainment & Meals                         2,157                  2,242
   Freight In-Bound                                512                  3,773
   Freight Out-Bound                            15,356                 11,155
   Insurance - General                           4,057                  2,301
   Interest Expense                              3,960                  2,668
   Lease - Building                             10,328                  8,438
   Lease - Equipment                             6,274
   Mail Delivery                                 1,092                    153
   Management Fees                              22,750                 17,805
   Miscellaneous                                 1,249
   Office Supplies                               6,241                  7,383
   Outside Services                              1,857
   Repairs & Maintenance                         2,632                    410

                        Biogime Franchise Services, Inc.
                           Income Statement Comparison
                           for the Seven Months Ending
                                November 30, 1996

                                             Nov-96               Nov-95
                                         --------------       -------------
   Taxes - State & Local                            336
   Telephone                                     10,685              12,091
   Travel & Lodging                               4,755               7,573
                                         --------------       -------------
TOTAL OPERATING EXPENSES                        123,090             112,837
                                         --------------       -------------

                                         --------------       -------------
              TOTAL EXPENSES                    207,936             182,634
                                         --------------       -------------

          OPERATING INCOME (LOSS)                33,045              28,436

OTHER INCOME & (EXPENSES)                             -                 834
                                         --------------       -------------
                                                      -                 834
                                         --------------       -------------

INCOME TAXES                                          -                   -

                                         --------------       -------------
NET INCOME (LOSS)                                33,045 (a)          29,270(a)
                                         ==============       =============

(a) Includes prior BFS operations not included in merger.

                          Entourage International, Inc.
                           Pro forma Income Statement
                          for the Twelve Months Ending
                               September 30, 1996

                                          EII       BFS (a)          EII
                                      Historical   Pro forma      Pro forma
SALES

   Product                            $1,494,864   $  382,275    $1,877,139
   Freight Income                         38,532       14,226        52,758
                                      ----------   ----------    ----------
                TOTAL SALES            1,533,396      396,501     1,929,897
                                      ----------   ----------    ----------

COST OF MATERIALS

   Product Costs                         235,510      217,329       452,839
                                      ----------   ----------    ----------
               COST OF SALES             235,510      217,329       452,839
                                      ----------   ----------    ----------

GROSS MARGIN                           1,297,886      179,172     1,477,058
                                      ----------   ----------    ----------

PERSONNEL COSTS

   Compensation                          485,742        4,800       490,542
   Insurance                              40,605            -        40,605
   Taxes                                  40,748          350        41,098
                                      ----------   ----------    ----------
           TOTAL PERSONNEL COSTS         567,095        5,150       572,245
                                      ----------   ----------    ----------

EXPENSES

   Accounting                                  -          250           250
   Advertising                           147,206            -       147,206
   Automobile                                  -            -             -
   Bad Debt                                4,437       24,311        28,748
   Bank Charges                            4,514          802         5,316
   Commissions                            65,000                     65,000
   Consulting Fees                         7,585                      7,585
   Contract Labor                            862                        862
   Credit Card Fees                       21,942                     21,942
   Dues, Subscriptions & Fees              2,893          104         2,997
   Entertainment & Meals                   1,805        2,430         4,235
   Freight In-Bound                       15,301        2,912        18,213
   Freight Out-Bound                      51,877       24,844        76,721
   Insurance - General                     4,896        4,024         8,920
   Interest Expense                        1,290        3,596         4,886
   Lease - Building                      167,558        7,710       175,268
   Lease - Equipment                       1,268        2,780         4,048
   Legal Expense                          68,499          924        69,423
   Mail Delivery                           6,088          617         6,705
   Management Fees                             -            -             -
   Miscellaneous                          (5,659)       4,999          (660)
   Non - Compete                         100,000                    100,000


                          Entourage International, Inc.
                           Pro forma Income Statement
                          for the Twelve Months Ending
                               September 30, 1996

                                          EII           BFS (a)           EII
                                      Historical       Pro forma       Pro forma
   Office Supplies                          15,692         7,100         22,792
   Outside Services                          7,864           113          7,977
   Product Development                       8,943                        8,943
   Promotions                                3,698                        3,698
   Public Company Fees                       1,601                        1,601
   Repairs & Maintenance                    13,081           906         13,987
   Seminar Expense                           3,003                        3,003
   Stock Transfer Service                    1,625                        1,625
   Taxes - State & Local                     4,802         1,636          6,438
   Telephone                                58,476        10,722         69,198
   Telemarketing Expense                    64,860                       64,860
   Travel & Lodging                         12,662         5,611         18,273
   Utilities                                15,552           357         15,909
   Warehouse Supplies                       13,755                       13,755

                                     -------------  ------------     ----------
TOTAL OPERATING EXPENSES                   892,976       106,748        999,724
                                     -------------  ------------     ----------

                                     -------------  ------------     ----------
              TOTAL EXPENSES             1,460,071       111,898      1,571,969
                                     -------------  ------------     ----------

          OPERATING INCOME (LOSS)         (162,185)       67,274        (94,911)

OTHER INCOME & (EXPENSES)                  (37,313)        5,669        (31,644)
                                     -------------  ------------     ----------
                                           (37,313)        5,669        (31,644)
                                     -------------  ------------     ----------

INCOME TAXES                                     -             -              -

                                     -------------  ------------     ----------
NET INCOME (LOSS)                         (199,498)       72,943       (126,555)
                                     =============  ============     ==========

(a) Does not include Revenue and Expenses from operations not included in merger.

                        Biogime Franchise Services, Inc.
               Represents Moving Advertising Related Items to JCR
                          for the Twelve Months Ending
                               September 30, 1996

                                       BFS          To (a)             BFS
                                    Adjusted         JCR           Pro forma
                                   Historical
SALES

   Media                            $   982,549      (982,549)    $        -
   Product                              382,275                      382,275
   Freight Income                        14,226                       14,226
                                  -------------  -------------    ----------
                TOTAL SALES           1,379,050      (982,549)       396,501
                                  -------------  -------------    ----------

COST OF MATERIALS

   Media Costs                          800,967      (800,967)             -
   Product Costs                        217,329                      217,329
                                  -------------  -------------    ----------
               COST OF SALES          1,018,296      (800,967)       217,329
                                  -------------  -------------    ----------

GROSS MARGIN                            360,754      (181,582)       179,172
                                  -------------  -------------    ----------

PERSONNEL COSTS

   Compensation                          90,927       (86,127)         4,800
   Insurance                              6,520        (6,520)             -
   Taxes                                 34,715       (34,365)           350
                                  -------------  -------------    ----------
           TOTAL PERSONNEL COSTS        132,162      (127,012)         5,150
                                  -------------  -------------    ----------

EXPENSES

   Accounting                               500          (250)           250
   Advertising                            6,996        (6,996)             -
   Automobile                            49,712       (49,712)             -
   Bad Debt                              24,311                       24,311
   Bank Charges                           1,604          (802)           802
   Dues, Subscriptions & Fees               207          (104)           104
   Entertainment & Meals                  4,860        (2,430)         2,430
   Freight In-Bound                       2,912                        2,912
   Freight Out-Bound                     24,844                       24,844
   Insurance - General                    8,047        (4,024)         4,024
   Interest Expense                       7,191        (3,596)         3,596
   Lease - Building                      15,420        (7,710)         7,710
   Lease - Equipment                      5,560        (2,780)         2,780
   Legal Expense                          1,847          (924)           924
   Mail Delivery                          1,234          (617)           617
   Management Fees                       34,325       (34,325)             -
   Miscellaneous                          9,998        (4,999)         4,999
   Office Supplies                       14,199        (7,100)         7,100
   Outside Services                         225          (113)           113
   Repairs & Maintenance                  1,811          (906)           906


                        Biogime Franchise Services, Inc.
               Represents Moving Advertising Related Items to JCR
                         for the Twelve Months Ending
                               September 30, 1996

                                         BFS          To (a)            BFS
                                      Adjusted         JCR            Pro forma
                                     Historical
   Taxes - State & Local                    3,271        (1,636)          1,636
   Telephone                               21,443       (10,722)         10,722
   Travel & Lodging                        11,222        (5,611)          5,611
   Utilities                                  713          (357)            357
                                    -------------  -------------   ------------
TOTAL OPERATING EXPENSES                  252,452      (145,709)        106,743
                                    -------------  -------------   ------------

                                    -------------  -------------   ------------
              TOTAL EXPENSES              384,614      (272,721)        111,893
                                    -------------  -------------   ------------

          OPERATING INCOME (LOSS)         (23,860)       91,139          67,279

OTHER INCOME & (EXPENSES)                  11,337        (5,669)          5,669
                                    -------------  -------------   ------------
                                           11,337        (5,669)          5,669
                                    -------------  -------------   ------------
INCOME TAXES
                                    -------------  -------------   ------------
NET INCOME (LOSS)                         (12,523)       85,471          72,948
                                    =============  =============   ============

(a) Includes Media related Sales & Expenses not included in merger.

                          Entourage International, Inc.
                             Pro forma Balance Sheet
                                      as of
                                November 30, 1996

                                            EII       Biogime (a)        Related            EII
                  Assets                 Historical    Pro forma       Elimination       Pro forma
CASH & CASH EQUIVALENTS

   Cash                                 $     16,578  $         903                    $    17,481

   Accounts Receivable Trade                  14,473         73,075                         87,548
   Allowance for Doubtful Accts.                            (18,000)                       (18,000)
   Accounts Receivable Other                   1,810            649                          2,459
   Accounts Receivable EII                                  175,000     (175,000)(b)             -
   Accounts Receivable Stores                  2,968              -                          2,968
                                       -------------  --------------   -----------     ------------
                 Total A/R                    19,251        230,724     (175,000)           74,975
                                       -------------  --------------   -----------     ------------

   Loan to Officers                                -              -                              -

   Inventory                                  46,915         22,307                         69,222

   Prepaids                                    2,338              -                          2,338
                                        ------------  --------------   -----------     ------------
            Total Other Assets                 2,338              -            -             2,338
                                       -------------  --------------   -----------     ------------
                                       -------------  --------------   -----------     ------------
TOTAL CURRENT ASSETS                          85,082        253,934     (175,000)          164,016
                                       -------------  --------------   -----------     ------------

PROPERTY, PLANT & EQUIPMENT

   Depreciable Assets                        282,127         48,056                        330,183
   Accumulated Depreciation                 (254,726)        (3,706)                      (258,432)
                                       -------------  --------------   -----------     ------------
                 Net PP&E                     27,401         44,350            -            71,751
                                       -------------  --------------   -----------     ------------

OTHER NON-CURRENT ASSETS

   Organization Costs Net of Amort.                -              -                              -
   Goodwill                                                  79,805                         79,805
   Deposits                                   13,382          7,199                         20,581
                                       -------------  --------------   -----------     ------------
            Total Other Assets                13,382         87,004            -           100,386
                                       -------------  --------------   -----------     ------------
                                       -------------  --------------   -----------     ------------
         Total Non-Current Assets             40,783        131,354            -           172,137
                                       -------------  --------------   -----------     ------------
TOTAL ASSETS                             $   125,865  $     385,288    $(175,000)      $   336,153
                                       =============  ==============   ===========     ============


                                           EII          Biogime      Related            EII
                Liabilities             Historical     Pro forma   Elimination       Pro forma
CURRENT LIABILITIES

   Accounts Payable Trade                   173,616       79,267                      252,883
   Sales Tax Payable                          4,967            -                        4,967
   Allowance for Refunds                     10,500            -                       10,500
   Accrued Expenses                          13,451            -                       13,451
                                      -------------  -----------   -----------     ----------
                                            202,534       79,267           -          281,801
                                      -------------  -----------   -----------     ----------

NOTES PAYABLE - CURRENT

   Note Payable JCR                               -            -      50,152 (b)       50,152
   Notes Payable Current                     53,102      104,753                      157,855
   Note Payable to BFS                      225,152            -    (225,152)(b)            -
                                      -------------  -----------   ----------      ----------
             Total N/P Current              278,254      104,753    (175,000)         208,007
                                      -------------  -----------   ----------      ----------

         TOTAL CURRENT LIABILITIES          480,788      184,020    (175,000)         489,808
                                      -------------  -----------  -----------      ----------

   Note Payable LT                                -       27,500                       27,500

  Lease Payable                                   -        5,700          -             5,700
                                      -------------  -----------   ----------      ----------
                                      -------------  -----------   ----------      ----------
TOTAL LIABILITIES                           480,788      217,220    (175,000)         523,008
                                      -------------  -----------   ----------      ----------

STOCKHOLDER'S EQUITY

   Equity                                  (354,923)     168,068                     (186,855)
                                      -------------  -----------   ----------      ----------
                                           (354,923)     168,068          -          (186,855)
                                      -------------  -----------   ----------      ----------
TOTAL LIABILITIES & EQUITY              $   125,865  $   385,288   $(175,000)      $  336,153
                                      =============  ===========   ==========      ==========

(a) Does not include Assets and Liabilities of operations not included in merger.

(b) Represents the elimination of $175,000 advanced to EII as per the merger agreement, with the additional $50,152 over advanced being set up as a note due to JCR as the remaining entity from the original BFS operation.

                        Biogime Franchise Services, Inc.
                             Pro forma Balance Sheet
                      Reflecting Transfers to and from JCR
                                Enterprises, Inc.
                                      as of
                                November 30, 1996


                                                                                                       BFS
                                      BFS           To             From           Related           Pro forma
                  Assets           Historical       JCR             JCR         Elimination
CASH & CASH EQUIVALENTS

   Cash                                    903                                                    $      903

   Accounts Receivable Trade            69,613                     3,46(e)                            73,075
   Allowance for Doubtful Accts.       (18,000)                                                      (18,000)
   Accounts Receivable Other           114,991    16,157 (a)          2(e)        (98,434)               649
   Accounts Receivable EII             225,152    50,152 (b)                                         175,000
                                   -----------  --------     ----------         ---------         ----------
                 Total A/R             391,756    66,309          3,711           (98,434)           230,724
                                   -----------  --------     ----------         ---------         ----------

   Loan to Officers                     95,843    95,843 (c)                                               -

   Inventory                                 -                   22,307(f)                            22,307

   Prepaids                                  -                                                             -
                                   ----------- ---------     ----------         ---------         ----------
            Total Other Assets               -         -              -                 -                  -
                                   ----------- ---------     ----------         ---------         ----------
                                   ----------- ---------     ----------         ---------         ----------
TOTAL CURRENT ASSETS                   488,502   162,152         26,018           (98,434)           253,934
                                   -----------  --------     ----------         ---------         ----------

PROPERTY, PLANT & EQUIPMENT

   Depreciable Assets                   18,887                   29,169(g)                            48,056
   Accumulated Depreciation             (3,706)                                         -             (3,706)
                                   -----------  --------     ----------         ---------         ----------
                 Net PP&E               15,181         -         29,169                 -             44,350
                                   -----------  --------     ----------         ---------         ----------

OTHER NON-CURRENT ASSETS

   Organization Costs Net of Amort.          -

   Goodwill                                                      79,805(h)                            79,805
   Deposits                              2,692                     4,50(i)                             7,199
                                   -----------  --------     ----------         ---------         ----------
            Total Other Assets           2,692         -         84,312                 -             87,004
                                   -----------  --------     ----------         ---------         ----------
                                   -----------  --------     ----------         ---------         ----------
         Total Non-Current Assets       17,873         -        113,481                 -            131,354
                                   -----------  --------     ----------         ---------         ----------
TOTAL ASSETS                       $   506,375  $162,152     $  139,499         $ (98,434)        $  385,288
                                   ===========  ========     ==========         ==========        ==========


                        Biogime Franchise Services, Inc.
                             Pro forma Balance Sheet
             Reflecting Transfers to and from JCR Enterprises, Inc.
                                      as of
                                November 30, 1996

                                         BFS           To          From         Related        BFS
                Liabilities           Historical       JCR          JCR       Elimination    Pro forma
ACCOUNTS PAYABLE - TRADE

   Accounts Payable                       149,121    91,916 (d)  120,496(j)      (98,434)     79,267

NOTES PAYABLE - CURRENT

   Note Payable to Related Parties        159,744                               (159,744)          -
   Notes Payable                           73,250                 19,003(k)                   92,253
   Note Payable to Officer                 12,500                                             12,500
                                      -----------  --------     --------     -----------    --------
             Total N/P Current            245,494         -       19,003        (159,744)    104,753
                                      -----------  --------     --------     -----------    --------

   Note Payable LT                         27,500                                             27,500

  Lease Payable                             5,700                                              5,700

                                      -----------  --------     --------     -----------    --------
TOTAL LIABILITIES                         427,815    91,916      139,499        (258,178)    217,220
                                      -----------  --------     --------     -----------    --------

STOCKHOLDER'S EQUITY

   Equity                                  78,560    70,236                      159,744     168,068
                                      -----------  --------     --------     -----------    --------
                                           78,560    70,236           -          159,744     168,068
                                      -----------  --------     --------     -----------    --------

TOTAL LIABILITIES & EQUITY            $   506,375  $162,152     $139,499     $   (98,434)   $385,288
                                      ===========  ========     ========     ===========    ========


(a) Moneys due from employees staying with JCR after the merger.

(b) Represents the elimination of $175,000 advanced to EII as per the merger agreement, with the additional $50,152 over advanced being set up as a note due to JCR as the remaining entity from the original BFS operation.

(c) Moneys due from officers of JCR.

(d) Media related accounts payable belonging to JCR.

(e) Accounts receivable  belonging to two stores acquired by BFS from JCR.

(f) Inventory belonging to two stores acquired by BFS from JCR.

(g) Equipment, Furn. & Fix. and Lease holds, net of depreciation, belonging to two stores acquired by BFS from JCR.

(h) Goodwill paid to JCR for two retail stores.

(i) Rental Deposit on the San Diego retail store acquired by BFS.

(j) Accounts payable related to the two retail stores acquired by BFS from JCR.

(k) Note payable to JCR representing the remaining balance due to JCR for the sale of two retail stores to BFS.

                        Biogime Franchise Services, Inc.
               Represents Moving Advertising Related Items to JCR
                            for the Two Months Ending
                                November 30, 1996

                                       BFS            To            BFS
                                   Historical       JCR (a)      Pro forma

SALES

   Media                           $   235,725  $    (235,725)   $        -
   Product                              72,778                       72,778
   Freight Income                        2,256                        2,256
                                   -----------  -------------    ----------
                TOTAL SALES            310,759       (235,725)       75,034
                                   -----------  -------------    ----------

COST OF MATERIALS

   Media Costs                         201,100       (201,100)            -
   Product Costs                        43,185                       43,185
                                   -----------  -------------    ----------
               COST OF SALES           244,285       (201,100)       43,185
                                   -----------  -------------    ----------

GROSS MARGIN                            66,474        (34,625)       31,849
                                   -----------  -------------    ----------

PERSONNEL COSTS

   Compensation                         17,543        (16,693)          850
   Insurance                               893           (893)            -
   Taxes                                   528           (528)            -
                                   -----------  -------------    ----------
           TOTAL PERSONNEL COSTS        18,964        (18,114)          850
                                   -----------  -------------    ----------

EXPENSES

   Accounting                                -              -             -
   Advertising                                              -             -
   Automobile                            6,112         (6,112)            -
   Bad Debt                                  -              -             -
   Bank Charges                            228           (114)          114
   Dues, Subscriptions & Fees                -              -             -
   Entertainment & Meals                   564           (282)          282
   Freight In-Bound                        512              -           512
   Freight Out-Bound                     2,425              -         2,425
   Insurance - General                     458           (229)          229
   Interest Expense                      1,475           (738)          737
   Lease - Building                      3,599         (1,800)        1,799
   Lease - Equipment                     2,377         (1,189)        1,188
   Mail Delivery                             -              -             -
   Management Fees                       6,500         (6,500)            -
   Miscellaneous                           491           (246)          245
   Office Supplies                       1,485           (743)          742
   Outside Services                      1,632           (816)          816
   Repairs & Maintenance                 1,599           (800)          799


                        Biogime Franchise Services, Inc.
               Represents Moving Advertising Related Items to JCR
                            for the Two Months Ending
                                November 30, 1996

                                       BFS            To          BFS
                                    Historical      JCR (a)    Pro forma

   Taxes - State & Local                     -           -             -
   Telephone                             2,097     (1,049)         1,048
   Travel & Lodging                        994       (497)           497
                                    ----------    --------     ---------
TOTAL OPERATING EXPENSES                32,548    (21,115)        11,433
                                    ----------    --------     ---------
                                    ----------    --------     ---------
              TOTAL EXPENSES            51,512    (39,229)        12,283
                                    ----------    --------     ---------

          OPERATING INCOME (LOSS)       14,962      4,604         19,566

OTHER INCOME & (EXPENSES)                    -          -
                                    ----------    --------     ---------
                                             -          -              -
                                    ----------    --------     ---------

INCOME TAXES                                 -                         -

                                    ----------    --------     ---------
NET INCOME (LOSS)                       14,962      4,604         19,566
                                    ==========    ========     =========

(a) Includes Revenue and Expenses not included in merger.

                          Entourage International, Inc.
                           Pro forma Income Statement
                            for the Two Months Ending
                                November 30, 1996



                                           EII         BFS             EII
                                       Historical  Pro forma(a)     Pro forma
SALES

   Product                              $176,734     $  72,778    $   249,512
   Freight Income                          3,304         2,256          5,560
                                      ----------   -------------  -----------
                TOTAL SALES              180,038        75,034        255,072
                                      ----------   -------------  -----------

COST OF MATERIALS

   Product Costs                          33,496        43,185         76,681
                                      ----------   -----------    -----------
               COST OF SALES              33,496        43,185         76,681
                                      ----------   -------------  -----------

GROSS MARGIN                             146,542        31,849        178,391
                                      ----------   -------------  -----------

PERSONNEL COSTS

   Compensation                           72,315           850         73,165
   Insurance                               4,900             -          4,900
   Taxes                                   4,711             -          4,711
                                      ----------   -------------  -----------
           TOTAL PERSONNEL COSTS          81,926           850         82,776
                                      ----------   -------------  -----------

EXPENSES

   Advertising                            11,490             -         11,490
   Bad Debt                                   72             -             72
   Bank Charges                            1,097           114          1,211
   Contract Labor                             89                           89
   Credit Card Fees                        2,424                        2,424
   Dues, Subscriptions & Fees                486             -            486
   Entertainment & Meals                     693           282            975
   Freight In-Bound                        2,786           512          3,298
   Freight Out-Bound                       4,941         2,425          7,366
   Insurance - General                       666           229            895
   Interest Expense                          917           737          1,654
   Lease - Building                       22,242         1,799         24,041
   Lease - Equipment                         738         1,188          1,926
   Legal Expense                               -             -              -
   Mail Delivery                             433             -            433
   Management Fees                             -             -              -
   Miscellaneous                              47           245            292


                         Entourage International, Inc.
                          Pro forma Income Statement
                           for the Two Months Ending
                               November 30, 1996

                                          EII            BFS            EII
                                      Historical     Pro forma(a)    Pro forma
   Office Supplies                         2,096            742          2,838
   Outside Services                          814            816          1,630
   Product Development                      (787)             -           (787)
   Public Company Fees                       508                           508
   Repairs & Maintenance                     848            799          1,647
   Taxes - State & Local                     218              -            218
   Telephone                               6,255          1,048          7,303
   Travel & Lodging                          927            497          1,424
   Utilities                               2,270              -          2,270
   Warehouse Supplies                        122                           122
                                  --------------  -------------     ----------
TOTAL OPERATING EXPENSES                  62,392         11,433         73,825
                                  --------------  -------------     ----------
                                  --------------  -------------     ----------
              TOTAL EXPENSES             144,318         12,283        156,601
                                  --------------  -------------     ----------

          OPERATING INCOME (LOSS)          2,224         19,566         21,790

OTHER INCOME & (EXPENSES)                 (1,242)             -         (1,242)
                                  --------------  -------------     ----------
                                          (1,242)             -         (1,242)
                                  --------------  -------------     ----------

INCOME TAXES                                   -              -              -

                                  --------------  -------------     ----------
NET INCOME (LOSS)                            982         19,566         20,548
                                  ==============  =============     ==========

(a) Does not include Revenue and Expenses of operations not included in merger.